SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X] Filed by a party other than the registrant [ ] Check the appropriate box: [ ] Preliminary proxy statement [ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GIGA-TRONICS INCORPORATED
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
- ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transactions applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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  (4) Date Filed:

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                               [GIGA-TRONICS LOGO]
                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650







                                                                    July 7, 1998
To Our Shareholders:

       I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 10:00a.m. on Tuesday, August 11, 1998, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California.

       At the meeting, you will be asked to elect four directors and ratify the appointment of independent certified public accountants. Information about these matters is set forth in the attached Notice and Proxy Statement.

       The Company counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.


                                             Sincerely,



                                             /s/  GEORGE H. BRUNS, JR.



                                             George H. Bruns, Jr.
                                            Chairman and Chief Executive Officer

                              [GIGA-TRONICS LOGO]
                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders:

       The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 10:00a.m., local time, on Tuesday, August 11, 1998, at the Giga-tronics facility, 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

       1. Elect four directors for the ensuing year;

       2. Ratify the appointment of independent certified public accountants;

       3. Transact such other business as may properly come before the meeting.


       Only shareholders of record at the close of business on June 15, 1998, will be entitled to vote at this meeting, or any adjournment thereof.


              IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.

                                             By Order of the Board of Directors,


                                             /s/  MARK H. COSMEZ, II


                                             Mark H. Cosmez, II
                                             Secretary


         San Ramon, California
         July 7, 1998

                              [GIGA-TRONICS LOGO]
                            Giga-tronics Incorporated
                             4650 Norris Canyon Road
                           San Ramon, California 94583
                                 (925) 328-4650


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 11, 1998


       This Proxy Statement is submitted by the Board of Directors of Giga-tronics Incorporated ("Giga-tronics" or the "Company"), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 11, 1998, in accordance with the foregoing notice, and at any adjournment thereof.

       The Board of Directors has fixed June 15, 1998 as the record date for the meeting. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 4,324,239 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote as to each matter to be acted on at the meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at the meeting prior to voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected (four at this meeting) and may use the total number of votes for one nominee or may distribute such number among as many nominees as such shareholder chooses.

       Shares represented by properly executed proxies received by Giga-tronics will be voted at the meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by Giga-tronics which are not limited to the contrary will be voted FOR all proposals set forth in the notice of meeting.

       Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the meeting and votes in person. Attendance at the meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy shall give the proxy holder authority to cumulate votes if cumulative voting is elected.

       So far as is presently known, there is no business to be transacted at the meeting other than that referred to in the Notice of Annual Meeting of Shareholders, and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should be brought before the meeting, it is intended that the proxy holders may vote or act in accordance with their judgment on such matters.

       An affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes. Abstentions are included in determining the number of shares present and voting at the Annual Meeting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

       The Annual Report of the Company for the fiscal year ended March 28, 1998 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

       The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses.

       The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is July 9, 1998.

         The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number is (925) 328-4650.

                              ELECTION OF DIRECTORS

       At the annual meeting four (4) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The following are the nominees of the Board of Directors for election as directors. There are no family relationships among the nominees or between any nominee and any executive officer of the Company.



                                                                                                 DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                                    SINCE:            AGE
-----------------------------                                                                    ------            ---


  George H. Bruns, Jr.                                                                            1980              79
         Chief Executive Officer since January, 1995, Chairman of the Board and a
         Director of the Company.  Founded the Company in 1980 and has been a Director since inception.  Mr. Bruns is General Partner of The Bruns Company, a private venture investment and management consulting firm.  Mr. Bruns is Director of
         Peninsula Wireless Communications Inc. and Testronics Inc.

  James A. Cole                                                                                   1994              56
         General Partner of Windward Ventures, General Partner of Spectra Enterprise
         Associates and a Partner of New Enterprise Associates.  Founder and President
         of Amplica, Inc. and presently a Director of Vitesse Semiconductor Corp.,
         Spectrian Corp., and several private companies.

  Edward D. Sherman                                                                               1993              64
         President of Microsource, Inc. from May 18, 1998.  Assistant to the Chairman of Giga-tronics Incorporated April 1, 1997 to May 17, 1998.  President and
         Chief Executive Officer of FET Acquisition Co., Inc. from April, 1995 through
         September, 1996.  Served as Product Line Manager for Giga-tronics from May,
         1995 through March, 1996.  President and Chief Executive Officer at 3dbm, Inc.
         from January, 1994 through March, 1995. Prior to that time, and from 1990, Mr.
         Sherman served as President and Chief Executive Officer of Peninsula
         Engineering.

Robert C. Wilson                                                                                  1991              78
         Chairman of Wilson & Chambers, a private investment firm. Mr. Wilson is currently a Director of Storage Technology Corporation, SyQuest Technology,
         Inc., Southwall Technologies Inc., ReSound Corp., Andros Inc., and Carco
         Electronics.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD


MEETINGS

       There were seven regularly scheduled meetings and one special teleconference meeting of the Board of Directors during the last fiscal year.

COMMITTEES

       Giga-tronics' Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

       During fiscal 1998, the Audit Committee consisted of Edward D. Sherman and James A. Cole. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company's accounting, financial controls and financial reports. The Audit Committee held one meeting during the past fiscal year.

       During fiscal 1998, the Compensation and Stock Option Committee consisted of independent non-employee directors James A. Cole and Robert C. Wilson. It formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with the Company over the long-term, the Committee awards options to purchase shares of the Company's stock. The Compensation and Stock Option Committee did not hold any meetings during the past fiscal year.

       The Company does not have a nominating committee or any committee performing such functions. All of the directors attended all the regularly scheduled meetings of the Board and all the committees on which they sat.

COMPENSATION OF DIRECTORS

       Each of Giga-tronics' directors who is not employed by the Company receives an annual director's fee of $6,000 and $750 for attendance at each Board meeting. Outside directors serving on committees of the Board receive $500 for attendance at each committee meeting.

       The Company has entered into indemnification agreements with all of its officers and directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on a review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year ended March 28, 1998, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of June 15, 1998, information concerning the beneficial ownership of the Company's Common Stock for (a) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) each director; (c) each of the executive officers named in the Summary Compensation Table below; and (d) all directors and officers of the Company as a group:




                                               AMOUNT AND              PERCENT
                                               NATURE OF               OF TOTAL
                                               BENEFICIAL             OUTSTANDING
NAME OF BENEFICIAL OWNER                       OWNERSHIP              COMMON STOCK
------------------------                       ---------              ------------

Curt M. Breggren                                 153,773                 3.6
     44249 Old Warm Springs Blvd
     Fremont, CA 94538

George H. Bruns, Jr                              435,053(1)             10.0
     4650 Norris Canyon Road
     San Ramon, CA 94583

James A. Cole                                    260,147(2)              6.0
     5424 Island Forest Place
     Westlake Village, CA 91362

Robert D. Geddes                                   7,142(3)               .2
     4650 Norris Canyon Road
     San Ramon, CA 94583

Gordon P. Hampton                                189,509(4)              4.4
     3380 Montgomery Drive
     Santa Clara, CA 95054

Jeffrey T. Lum                                    83,364(5)              1.9
     47790 Westinghouse Drive
     Fremont, CA 94539

Edward D. Sherman                                     --                  --
     6507 Leyland Park Drive
     San Jose, CA 95120

Robert C. Wilson                                  12,000(6)              0.3
     274 Catalpa Drive
     Atherton, CA 94027

All officers and directors as a group          1,217,445                27.6
  (12 persons including the above)

The Robertson Stephens Orphan Fund               340,072(7)              7.9
     555 California Street
     San Francisco, CA 94104

----------

(1) Includes 187,500 shares owned by the Bruns Trust, 170,000 registered in the names of his son and daughter, 22,163 shares owned by The Bruns Company and 37,500 shares of currently exercisable options.

(2) James A. Cole is the Managing General Partner of Spectra Enterprise Associates (a Venture Partnership), which beneficially owns 260,147 shares over which Mr. Cole has shared voting and dispositive power.

(3)    Includes 6,250 shares of currently exercisable options.

(4)    Includes 18,790 shares of currently exercisable options.

(5)    Includes 5,000 shares of currently exercisable options.

(6)    All 12,000 shares represent currently exercisable options.

(7) As general partners of the Orphan Fund, Bayview Investors, Ltd. and Robertson, Stephens & Company share voting and dispositive power over 340,072 shares held by the Orphan Fund.

                             EXECUTIVE COMPENSATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

       The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers during the last fiscal year, for the fiscal years ended March 28, 1998, March 29, 1997, and March 30, 1996:

                           SUMMARY COMPENSATION TABLE


                                                                                      LONG-TERM COMPENSATION
                                                                                      ----------------------

                               ANNUAL COMPENSATION                                  AWARDS                PAY-OUTS
                               -------------------                                  ------------------------------

                                                                                             NUMBER OF
                                                                                             SECURITIES
                                                                              OTHER          UNDERLYING        ALL OTHER
NAME AND                                                                      ANNUAL          OPTIONS/           COMPEN-
PRINCIPAL                     FISCAL                                          COMPEN-           SARS             SATION
POSITION                       YEAR          SALARY ($)        BONUS          SATION            (#)(1)           ($)(2)
------------------------------------------------------------------------------------------------------------------------
Curt M. Berggren               1998 (3)       $ 89,135        $ 20,000                --              --        $3,366
President
Viking Semiconductor
Equipment Inc.

George H. Bruns                1998           $148,000        $ 17,664        $7,200 (4)              --            --
Chairman and                   1997           $146,862              --        $7,145 (4)          75,000            --
Chief Executive Officer        1996           $148,000              --        $7,200 (4)              --

Robert D. Geddes               1998           $105,000        $  8,503                --              --        $  707
Vice President-                1997           $ 74,712        $ 10,000                --          25,000            --
Sales & Marketing

Gordon P. Hampton              1998 (5)       $116,392        $ 38,031                --          18,790        $1,465
President
Ultracision Inc.

Jeffrey T. Lum                 1998           $104,262              --          $522 (6)              --        $1,918
President                      1997 (7)       $ 97,409        $ 29,015                --          20,000        $1,164
ASCOR, Inc.
----------

(1)    Stock options granted under the Company's 1990 Stock Option Plan.

(2) Represents contributions made by the Company to the Company's 401(k) Plan which match in part the pre-tax elective deferral contributions (included under Salary) made to such plan by the executive officers.

(3)    Viking merged with Giga-tronics in fiscal 1998.

(4) Other compensation for Mr. George H. Bruns, Jr. represents a car allowance in 1998, 1997 and 1996.

(5)    Ultracision merged with Giga-tronics in fiscal 1998.

(6) Other compensation for Mr. Jeffrey T. Lum represents the use of a company automobile.

(7)    ASCOR merged with Giga-tronics in fiscal 1997.

STOCK OPTIONS

       The following table sets forth stock options granted in fiscal 1998 to each of the Company's executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during the 1998 fiscal year. All option exercise prices would have been based on market price on the date of grant. The table also sets forth the hypothetical gains that would exist for the options at the end of their five year terms, assuming compound annual rates of stock appreciation of 5% and 10%. These numbers are calculations based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth. The actual future value of all options will depend on the market value of the Company's Common Stock.


                          OPTION GRANTS IN FISCAL 1998


                                                       PERCENT OF                                    POTENTIAL REALIZABLE
                                      NO. OF           TOTAL OPTIONS                                     VALUE AT ASSUMED
                                      SECURITIES       GRANTED TO                                   ANNUAL RATES OF STOCK
                                      UNDERLYING       EMPLOYEES                                       PRICE APPRECIATION
                        DATE OF       OPTIONS          IN FISCAL        EXERCISE         EXP.             FOR OPTION TERM
NAME                    GRANT         GRANTED (#)      1998             PRICE ($/SH)     DATE            5% $     10% ($)
-------------------------------------------------------------------------------------------------------------------------
None                       --               --             --               --            --              --        --


OPTIONS EXERCISES AND FISCAL YEAR END VALUE TABLE

       The following table provides information, with respect to the named executive officers, concerning the exercise of options during fiscal 1998 and unexercised options held as of the end of the fiscal year. No stock appreciation rights were exercised by such individuals during fiscal 1998. No stock appreciation rights were outstanding at the end of such fiscal year.

                AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES


                                                              NUMBER OF SECURITIES
                                                              UNDERLYING                       VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                                                              AT MARCH 28, 1998 (#)            AT MARCH 28, 1998 (1)
                                                              ----------------------           ---------------------

                                         SHARES
                                        ACQUIRED      VALUE
NAME                                   ON EXERCISE   REALIZED EXERCISABLE   UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------


Curt M. Breggren                            --          --          --              --              --           $--
President, Viking
Semiconductor Equipment, Inc.

George H. Bruns, Jr                         --          --      37,500          37,500          $--(2)           $--(2)
Chairman and
Chief Executive Officer

Robert D. Geddes                            --          --       6,250          18,750          $--(2)           $--(2)
Vice President,
Sales & Marketing

Gordon P. Hampton                           --          --      18,790              --          $68,264          $--
President, Ultracision,Inc

Jeffrey T. Lum                              --          --       5,000          15,000          $--(2)           $--(2)
President
ASCOR, Inc.


(1) Equal to the fair market value of the option shares on March 28, 1998 ($6.5625 per share), less the aggregate option price payable for such shares. Options are in-the-money if the market value of the shares is greater than the option exercise price.

(2)    Options are out of the money.

LONG-TERM INCENTIVE PLAN (LTIP) AWARDS TABLE

       There were no long-term incentive plan awards made during fiscal 1998 to the Company's executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

CHANGE-IN-CONTROL ARRANGEMENTS

       All outstanding options will automatically accelerate and become exercisable for fully vested shares upon a change in control of the Company, whether effected through merger, sale of substantially all of the Company's assets, the successful completion of a hostile tender offer for 30% or more of the Company's outstanding Common Stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       For the 1998 fiscal year, the Compensation and Stock Option Committee of the Board was comprised of Messrs. Cole and Wilson.

       No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION POLICY

       Giga-tronics' executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation - at expected levels of performance - in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between the Company's executives and its shareholders such that a significant portion of each executive's compensation is linked directly to the creation of shareholder value.

       The Executive Compensation Program is intended to place heavy emphasis on the variable pay (pay that varies with performance) and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company's short term and long term success. The three primary components of the program include base salary, annual incentive (performance based bonus), and long term incentives (stock options).

FACTORS

       The process involved and the factors considered in the executive compensation determination for fiscal year 1998 are summarized below. It is expected that this process will remain the same in fiscal year 1998. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of "pay-for-performance."

BASE SALARY

       Base salaries are based primarily on individual performance, and each individual's role in the Company. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

       On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for the Company's executive officers are competitive with the companies within and without the industry with which the Company competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for the Company's executive officers stood in relation to other companies in the industry.

       Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace. Salary increases are granted within a pay-for-performance framework.

ANNUAL PERFORMANCE (NON-STOCK) BASED INCENTIVE COMPENSATION

       Giga-tronics' annual incentive bonus plan is intended to (1) reward key employees based upon company and individual performance, (2) motivate, and (3) provide competitive cash compensation opportunities. Incentive awards are paid annually based upon achievement of individual performance objectives for the most recently completed fiscal year.

       Bonus payments of approximately $70,000 in the aggregate were earned in fiscal 1998.

LONG-TERM (STOCK BASED) INCENTIVE COMPENSATION

       Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning management and shareholder interests. With one exception, options issued have been at 100% of market value, for 5 year terms, exercisable 25% per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when optionee's estate would have six months to exercise. The exception is 75,000 options issued to Mr. George Bruns at 110% of market value, for a term of 2-1/2 years, exercisable 50% per year after the first year.

       Options outstanding in FY 1996 were 6.0% of total shares outstanding, options outstanding at the end of FY 1997 were 7.8% of total shares outstanding, and options outstanding at the end of FY 1998 were 9.0% of total shares then outstanding.

CEO COMPENSATION

       The CEO compensation is based on the same considerations as any other senior executive. Base rates are determined by market factors. Other compensation factors (salary increases, incentive bonus, option participation) are performance-based.

       Mr. Bruns' compensation for 1998 was $148,000 plus $7,200 transportation allowance.

       Mr. Bruns holds 75,000 options and owns, directly and through family, 397,553 shares comprising of 9.2% of the Company's stock.

       The Compensation committee reviewed the CEO's compensation with Mr. Bruns, who elected to pass on any salary increase. Mr. Brun's base salary is lower than the median paid to others in comparable positions in the electronics industry.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

       Effective January 1, 1994, Section 162(m) of the IRS Code limits federal income tax deductions for compensation paid to the Chief Executive Officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

       The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of Common Stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to the Company's executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation which is not subject to the $1 million limitation.

                                             BY THE COMPENSATION COMMITTEE:
                                             Robert C. Wilson
                                             James A. Cole.

                                PERFORMANCE GRAPH


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                   AMONG GIGA-TRONICS INC., THE S&P 500 INDEX
                       AND THE S&P TECHNOLOGY SECTOR INDEX

                            [LINE GRAPH APPEARS HERE]


                                                                   S & P 500             S & P High
                         Date           Giga-tronics Inc.            Index               Tech Index
                         ----           -----------------            -----               ----------

                      3/27/1993              100.00                 100.00                 100.00
                      3/26/1994              114.29                 102.86                 119.88
                      3/25/1995               81.63                 111.88                 148.51
                      3/30/1996              114.29                 144.16                 195.80
                      3/29/1997              130.61                 172.83                 261.45
                      3/28/1998              107.15                 244.64                 389.95

*$100 INVESTED ON 3/27/93 OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING 3/28/98.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has re-appointed the firm of KPMG Peat Marwick as the Company's independent accountants for the fiscal year ending March 28, 1998 and to perform other appropriate services. Ratification by the shareholders will be sought for this appointment.

       Representatives of KPMG Peat Marwick are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK.


                             SHAREHOLDERS' PROPOSALS

       To be considered for presentation to the Annual Meeting of Shareholders to be held in 1999, a shareholder proposal must be received by the Company no later than February 28, 1999. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

       The Annual Report of the Company for the fiscal year ended March 28, 1998 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Company will mail Annual Report on Form 10K to any shareholder who so requests. Requests should be sent to the Corporate Secretary as noted above for proposals.

                                  OTHER MATTERS

       The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.




                                             By order of the Board of Directors,


                                             /s/  GEORGE H. BRUNS, JR.



                                             George H. Bruns, Jr.
                                             Chairman and Chief Executive
                                             Officer


San Ramon, California
July 7, 1998

GIGA-TRONICS INCORPORATED
                         ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Mark H. Cosmez II, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Giga-tronics Incorporated ("Giga-tronics") standing in the name of the undersigned on the books of Giga-tronics at the close of business on June 15, 1998, at the Annual Meeting of Shareholders to be held at 10:00 A.M., on August 11, 1998, at Giga-tronics' Facilities at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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FOR ALL NOMINEES LISTED (EXCEPT AS WITHHELD IN ONE SPACE BELOW).

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED.

Elect four Directors for the ensuing year.

Nominees: George H. Bruns, Jr., James A. Cole.
          Edward D. Sherman, Robert C. Wilson.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, (write such name or names in the space provided below.)

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2. Ratify the appointment of independent certified public accountants.
   FOR          AGAINST         ABSTAIN
   [ ]          [ ]             [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s)                                            Dated:            , 1998
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Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt is acknowledged of the Proxy Statement for the meeting.

                            - FOLD AND DETACH HERE -